SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             ROYCE FOCUS TRUST, INC.
                            -------------------------
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1) Amount Previously Paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date filed:

                             ROYCE FOCUS TRUST, INC.

                           1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ------------------

                        TO BE HELD ON SEPTEMBER 28, 2006

To the Stockholders of:

ROYCE FOCUS TRUST, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ROYCE FOCUS TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019 on Thursday, September 28, 2006, at 1:30 p.m. (Eastern time), for the following purposes:

     1.  To elect four Directors to the Fund's Board:

         (i) two Directors to be elected by the holders of the Fund's Common Stock and its 6.00% Cumulative Preferred Stock (the "Preferred Stock"), voting together as a single class, and

         (ii) two Directors to be elected only by the holders of the Fund's Preferred Stock voting as a separate class; and

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of the Fund has set the close of business on August 18, 2006 as the record date for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

                                    IMPORTANT

     TO SAVE THE FUND THE EXPENSE OF ADDITIONAL PROXY SOLICITATION, PLEASE MARK YOUR INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES), EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET, PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS. The accompanying Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

                                    By order of the Board of Directors,

                                    John E. Denneen
                                    Secretary

August 25, 2006

                                 PROXY STATEMENT

                             ROYCE FOCUS TRUST, INC.
                           1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 28, 2006

                                  INTRODUCTION

     The enclosed Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting") of Royce Focus Trust, Inc. (the "Fund"), to be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019, on Thursday, September 28, 2006, at 1:30 p.m. (Eastern time) and at any adjournments thereof. The approximate mailing date of this Proxy Statement is August 25, 2006.

     All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted "FOR" the election of the Director nominees of the Fund.

     You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund's address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

     The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Fund and/or Royce & Associates, LLC, the Fund's investment adviser, may solicit proxies personally and by telephone, if deemed desirable. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

     The Board of Directors of the Fund has set the close of business on August 18, 2006 as the record date (the "Record Date") for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock and 6.00% Cumulative Preferred Stock

(the "Preferred Stock" and, together with the Common Stock, "Stock" or "shares") held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

     As of the Record Date, there were 14,929,409 shares of Common Stock and 1,000,000 shares of Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or Preferred Stock as of the Record Date:

                              CLASS/SERIES         AMOUNT AND       PERCENT OF
NAME AND ADDRESS OF OWNER       OF STOCK      NATURE OF OWNERSHIP   CLASS/SERIES
-------------------------       --------      -------------------   ------------
Charles M. Royce                 Common        1,760,879               11.8%
c/o Royce & Associates, LLC                    shares--Beneficial*
1414 Avenue of the Americas                    (sole voting and
New York, NY 10019                             investment power)

W. Whitney George                Common        1,335,405               8.9%
c/o Royce & Associates, LLC                    shares--Beneficial**
1414 Avenue of the Americas                    (sole voting and
New York, NY 10019                             investment power)

Cede & Co.***                    Common        14,267,445              95.6%
Depository Trust Company                       shares--Record***
P.O. Box #20                6.00% Preferred    1,000,000 shares--       100%
Bowling Green Station                          Record***
New York, NY 10028

  ----------------

* Includes 360,740 shares held by Royce Family Fund, Inc., a charitable foundation established by Mr. Royce and members of his family.

** Includes 223,147 shares held in W. George & M. George Family Foundation, a charitable foundation established by Mr. George and members of his family.

*** Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

     The Board of Directors knows of no business other than that stated in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

--------------------------------------------------------------------------------
  PROPOSAL                    COMMON STOCKHOLDERS     PREFERRED STOCKHOLDERS
--------------------------------------------------------------------------------
  Election of Directors     Common and Preferred       Preferred Stockholders,
                            Stockholders, voting       voting as a separate
                            together as a single       class, elect two
                            class, elect two           additional Directors
                            Directors
--------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, four members of the Board of Directors of the Fund will be elected. The holders of both Common Stock and Preferred Stock, voting together as a single class, are entitled to elect seven directors. These seven directors are divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Charles M. Royce and G. Peter O'Brien have each been nominated by the Board of Directors for a three-year term to expire at the Fund's 2009 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The classes of Directors are indicated below:

CLASS I DIRECTOR NOMINEES TO SERVE UNTIL 2009 ANNUAL MEETING
------------------------------------------------------------
  OF STOCKHOLDERS
  ---------------
Charles M. Royce
G. Peter O'Brien

CLASS III DIRECTORS SERVING UNTIL 2008 ANNUAL MEETING OF
--------------------------------------------------------
  STOCKHOLDERS
  ------------
Donald R. Dwight
William L. Koke

CLASS II DIRECTORS SERVING UNTIL 2007 ANNUAL MEETING OF
-------------------------------------------------------
  STOCKHOLDERS
  ------------
Mark R. Fetting
Richard M. Galkin
Arthur S. Mehlman

     The holders of Preferred Stock, voting as a separate class, are entitled to elect two directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. The Board of Directors has nominated the following two persons to continue as Directors of the Fund, to be elected by holders of the Preferred Stock: Stephen L. Isaacs and David L. Meister.

     Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

     Certain biographical and other information concerning the existing Directors and the nominees who are "interested persons" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund, including their designated classes, is set forth below.

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS       OTHER
NAME, ADDRESS* AND                     POSITIONS     LENGTH     CURRENT                 IN FUND         PUBLIC
PRINCIPAL OCCUPATIONS                    WITH       OF TIME      TERM      ELECTED      COMPLEX        COMPANY
DURING PAST FIVE YEARS**       AGE     THE FUND      SERVED     EXPIRES      BY         OVERSEEN     DIRECTORSHIPS
----------------------         ---     --------     -------    --------      --         --------     -------------

Charles M. Royce***            66      Class I        1986       2006     Common           23         Director of
  President, Chief Investment          Director                            and                        Technology
  Officer and Member of Board            and                             Preferred                    Investment
  of Managers of Royce &              President+                                                       Capital
  Associates, LLC and its                                                                               Corp.
  predecessor, Royce &
  Associates, Inc.
  (collectively, "R&A"), the
  Fund's investment adviser;
  Director and President of
  the Fund, Royce Micro-Cap
  Trust, Inc. ("RMT") and
  Royce Value Trust, Inc.
  ("RVT"), closed-end
  diversified management
  investment companies of
  which R&A is the investment
  adviser; Trustee, and
  President of The Royce Fund
  ("TRF") and Royce Capital
  Fund ("RCF"), open-end
  diversified management
  investment companies of
  which R&A is the investment
  adviser (the Fund, RMT,
  RVT, TRF and RCF
  collectively, "The Royce
  Funds"); Secretary and sole
  director of Royce Fund
  Services, Inc. ("RFS"), a
  wholly-owned subsidiary of
  R&A; and managing general
  partner of Royce Management
  Company ("RMC"), the
  general partner of various
  private investment limited
  partnerships (until October
  2001).

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS       OTHER
NAME, ADDRESS* AND                     POSITIONS     LENGTH     CURRENT                 IN FUND         PUBLIC
PRINCIPAL OCCUPATIONS                    WITH       OF TIME      TERM      ELECTED      COMPLEX        COMPANY
DURING PAST FIVE YEARS**       AGE     THE FUND      SERVED     EXPIRES      BY         OVERSEEN     DIRECTORSHIPS
----------------------         ---     --------     -------    --------      --         --------     -------------

Mark R. Fetting***             51      Class II       2001       2007      Common          43            None
  Senior Executive Vice                Director                              and      (Director/
  President of Legg Mason,                                                Preferred     Trustee
  Inc. ("Legg Mason");                                                                   of all
  Member of Board of                                                                     Royce
  Managers of R&A; and                                                                   Funds
  Division President and                                                               consisting
  Senior Officer, Prudential                                                             of 23
  Financial Group, Inc. and                                                            portfolios;
  related companies,                                                                   Director/
  including Fund Boards and                                                             Trustee
  consulting services to                                                                of the
  subsidiary companies (from                                                             Legg
  1991 to 2000).                                                                         Mason
  Mr. Fetting's prior                                                                    Funds
  business experience                                                                  consisting
  includes having served as                                                              of 20
  Partner, Greenwich                                                                   portfolios)
  Associates, and Vice
  President, T. Rowe Price
  Group, Inc.

 ----------------

   * Mr. Royce's address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019. Mr. Fetting's address is c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

  ** Each of the existing Directors or nominees is also a director/trustee of certain other investment companies for which R&A acts as an investment adviser.

 *** "Interested person," as defined in the Investment Company Act, of the Fund.

   + Elected by and serves at the pleasure of the Board of Directors.

INTERESTED PERSONS

     Messrs. Royce and Fetting are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions they hold with R&A and its affiliate Legg Mason, respectively, and their stock ownership in Legg Mason. There are no family relationships between any of the Fund's Directors and officers.

     Certain biographical and other information concerning the existing Directors and nominees who are not "interested persons," as defined in the Investment Company Act, of the Fund, including their designated classes, is set forth below.

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS       OTHER
NAME, ADDRESS* AND                     POSITIONS     LENGTH     CURRENT                 IN FUND         PUBLIC
PRINCIPAL OCCUPATIONS                    WITH       OF TIME      TERM      ELECTED      COMPLEX        COMPANY
DURING PAST FIVE YEARS**       AGE     THE FUND      SERVED     EXPIRES      BY         OVERSEEN     DIRECTORSHIPS
----------------------         ---     --------     -------    --------      --         --------     -------------

Donald R. Dwight               75      Class III      1998       2008      Common         23             None
  President of Dwight                  Director                              and
  Partners, Inc., corporate                                               Preferred
  communications
  consultants; Chairman
  (from 1982 until March
  1998) and Chairman
  Emeritus (since March
  1998) of Newspapers of New
  England, Inc. Mr. Dwight's
  prior experience includes
  having served as
  Lieutenant Governor of the
  Commonwealth of
  Massachusetts, President
  and Publisher of
  Minneapolis Star and
  Tribune Company, and as
  Trustee of the registered
  investment companies
  constituting the Eaton
  Vance Funds.

Richard M. Galkin              68      Class II       1986       2007      Common         23             None
  Private investor.                    Director                             and
  Mr. Galkin's prior                                                      Preferred
  business experience
  includes having served as
  President of Richard M.
  Galkin Associates, Inc.,
  telecommunications
  consultants, President of
  Manhattan Cable Television
  (a subsidiary of Time
  Inc.), President of
  Haverhills Inc. (another
  Time Inc. subsidiary),
  President of Rhode Island
  Cable Television and
  Senior Vice President of
  Satellite Television Corp.
  (a subsidiary of Comsat).

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS       OTHER
NAME, ADDRESS* AND                     POSITIONS     LENGTH     CURRENT                 IN FUND         PUBLIC
PRINCIPAL OCCUPATIONS                    WITH       OF TIME      TERM      ELECTED      COMPLEX        COMPANY
DURING PAST FIVE YEARS**       AGE     THE FUND      SERVED     EXPIRES      BY         OVERSEEN     DIRECTORSHIPS
----------------------         ---     --------     -------    --------      --         --------     -------------

Stephen L. Isaacs              66      Director       1986       2006     Preferred       23             None
  President of The Center                                                  only
  for Health and Social
  Policy (since September
  1996); Attorney and
  President of Health Policy
  Associates, Inc.,
  consultants. Mr. Isaacs'
  prior experience includes
  having served as Director
  of Columbia University
  Development Law and Policy
  Program and Professor at
  Columbia University.

William L. Koke                71      Class III      2001       2008      Common         23             None
  Private investor.                    Director                             and
  Mr. Koke's prior business                                               Preferred
  experience includes having
  served as President of
  Shoreline Financial
  Consultants, Director of
  Financial Relations of
  SONAT, Inc., Treasurer of
  Ward Foods, Inc. and
  President of CFC, Inc.

Arthur S. Mehlman              64      Class II       2004       2007      Common         43            Director
  Director of The League               Director                             and        (Director/       Municipal
  for People with                                                         Preferred    Trustee of       Mortgage &
  Disabilities, Inc.;                                                                  all Royce        Equity, LLC
  Director of University of                                                              Funds
  Maryland Foundation                                                                  consisting
  (non-profits). Formerly:                                                               of 23
  Director of University of                                                            portfolios;
  Maryland College Park                                                                 Director/
  Foundation (from 1998 to                                                               Trustee
  2005) (non-profit);                                                                    of the
  Partner, KPMG LLP                                                                       Legg
  (international accounting                                                              Mason
  firm) (from 1972 to                                                                    Funds
  2002); Director of                                                                   consisting
  Maryland Business                                                                      of 20
  Roundtable for Education                                                             portfolios)
  (from July 1984 to June
  2002).

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS       OTHER
NAME, ADDRESS* AND                     POSITIONS     LENGTH     CURRENT                 IN FUND         PUBLIC
PRINCIPAL OCCUPATIONS                    WITH       OF TIME      TERM      ELECTED      COMPLEX        COMPANY
DURING PAST FIVE YEARS**       AGE     THE FUND      SERVED     EXPIRES      BY         OVERSEEN     DIRECTORSHIPS
----------------------         ---     --------     -------    --------      --         --------     -------------

David L. Meister               66      Director       1986       2006     Preferred       23             None
  Consultant. Chairman and                                                  only
  Chief Executive Officer of
  The Tennis Channel (from
  June 2000 to March 2005);
  Chief Executive Officer of
  Seniorlife.com (from
  December 1999 to May
  2000). Mr. Meister's prior
  business experience
  includes having served as
  a consultant to the
  communications industry,
  President of Financial
  News Network, Senior Vice
  President of HBO,
  President of Time-Life
  Films and Head of
  Broadcasting for Major
  League Baseball.

G. Peter O'Brien               60     Class I        2001       2006       Common         43            Director
  Trustee Emeritus of                 Director                              and       (Director/       Technology
  Colgate University (since                                               Preferred   Trustee of       Investment
  2005); Board Member of                                                              all Royce         Capital
  Hill House, Inc. (since                                                               Funds            Corp.
  1999). Formerly: Trustee                                                            consisting
  of Colgate University                                                                 of 23
  (from 1996 to 2005);                                                                portfolios;
  President of Hill House,                                                             Director/
  Inc. (from 2001 to 2005);                                                            Trustee
  and Managing                                                                          of the
  Director/Equity Capital                                                               Legg
  Markets Group of Merrill                                                              Mason
  Lynch & Co. (from 1971 to                                                             Funds
  1999).                                                                              consisting
                                                                                        of 20
                                                                                      portfolios)

 ----------------

 * Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman, Meister and O'Brien's address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.

 ** Each of the Directors or nominees is a director/trustee of certain other investment companies for which R&A acts as an investment adviser. Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman, Meister and O'Brien are each a member of the Fund's Audit Committee and its Nominating Committee.

AUDIT COMMITTEE REPORT

     The Board of Directors has a standing Audit Committee (the "Audit Committee"), which consists of the Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment

Company Act and who are "independent" as defined in the listing standards of the New York Stock Exchange (the "Independent Directors"). The current members of the Audit Committee are Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O'Brien. Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman has been designated as the Audit Committee Financial Expert, as defined under Securities and Exchange Commission Regulations.

     The principal purposes of the Audit Committee are to (i) oversee the accounting and financial reporting processes of the Fund and the Fund's internal control over financial reporting; (ii) oversee the integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting, and independent audits; and (iv) be responsible for the appointment compensation, retention, and oversight of the Fund's independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Board of Directors has adopted an Audit Committee Charter for the Fund, which was previously filed as an Exhibit to the proxy statement filed with the Securities and Exchange Commission on behalf of the Fund on August 18, 2004.

     The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Tait, Weller & Baker ("TW&B"), independent auditors for the Fund, and (ii) discussed certain matters required to be discussed by Statement on Auditing Standards No. 61 with TW&B. The Audit Committee has considered whether the provision of non-audit services by the Fund's independent auditors is compatible with maintaining their independence.

     At its meeting held on February 8, 2006, the Audit Committee reviewed and discussed the audit of the Fund's financial statements as of December 31, 2005 and for the fiscal year then ended with Fund management and TW&B. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund's 2005 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or TW&B. The Audit Committee received no such notifications. At the same meeting, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2005 Annual Report to Stockholders.

NOMINATING COMMITTEE

     The Board of Directors has a Nominating Committee composed of the seven Independent Directors, namely Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman, Meister and O'Brien. The Board of Directors has adopted a Nominating Committee Charter for the Fund, which was previously filed as an Exhibit to the proxy statement filed with the Securities and Exchange Commission on behalf of the Fund on August 18, 2004.

     The Nominating Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by stockholders. In considering potential Nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an "interested person" as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to the New York Stock Exchange's audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

     To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund's Secretary, John E. Denneen, c/o Royce Focus Trust, Inc., 1414 Avenue of the Americas, New York, NY 10019.

     Although the Board of Directors does not have a standing compensation committee, the Independent Directors review compensation annually.

COMMITTEE AND BOARD OF DIRECTORS MEETINGS

     During the year ended December 31, 2005, the Board of Directors held six meetings, the Audit Committee held two meetings and the Nominating Committee did not hold any meetings. Each Director then in office attended

75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the Audit Committee held during that year.

COMPENSATION OF DIRECTORS AND AFFILIATED PERSONS

     Each Independent Director receives a base fee of $2,000 per year plus $150 for each meeting of the Board of Directors attended. No Director received remuneration for services as a Director for the year ended December 31, 2005 in addition to or in lieu of this standard arrangement.

     Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds to each Independent Director of the Fund for the year ended December 31, 2005.


                                 PENSION OR                            TOTAL
                                 RETIREMENT               TOTAL     COMPENSATION
                                  BENEFITS  ESTIMATED  COMPENSATION   FROM THE
                                  ACCRUED     ANNUAL     FROM THE     FUND AND
                    AGGREGATE     AS PART    BENEFITS  ROYCE FUNDS  FUND COMPLEX
                   COMPENSATION   OF FUND      UPON      PAID TO      PAID TO
NAME              FROM THE FUND   EXPENSES  RETIREMENT  DIRECTORS   DIRECTORS(1)
----              -------------   --------  ----------  ---------   ------------
Donald R. Dwight,
   Director (2)      $ 2,750         None      None     $82,000       $82,000
Richard M. Galkin,
  Director             2,750         None      None      81,250        81,250
Stephen L. Isaacs,
   Director            2,750         None      None      82,000        82,000
William L. Koke,
  Director (3)         2,750         None      None      81,250        81,250
Arthur S. Mehlman
    Director           2,750         None      None      82,000       162,000
David L. Meister,
  Director             2,750         None      None      82,000        82,000
G. Peter O'Brien,
   Director            2,750         None      None      82,000       159,500
----------------

(1) Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2005 from the Fund Complex. The Fund Complex includes the 23 portfolios of The Royce Funds and the 20 portfolios of the Legg Mason Funds. Messrs. Mehlman and O'Brien serve on the Boards of both The Royce Funds and the Legg Mason Funds.

(2) Includes $550 from the Fund ($16,400 from the Fund and other Royce Funds) deferred during 2005 at the election of Mr. Dwight under The Royce Funds' Deferred Compensation Plan for trustees/directors.

(3) Includes $1,015 from the Fund ($30,000 from the Fund and other Royce Funds) deferred during 2005 at the election of Mr. Koke under The Royce Funds' Deferred Compensation Plan for trustees/directors.

OFFICERS OF THE FUND

     Officers of the Fund are elected each year by the Fund's Board of Directors. The following sets forth information concerning the Fund's officers:

NAME, ADDRESS* AND PRINCIPAL                                      OFFICER OF
OCCUPATIONS DURING PAST FIVE YEARS          AGE      OFFICE**     FUND SINCE
----------------------------------          ---      --------     ----------

Charles M. Royce                            66       President       1986
  President, Chief Investment
  Officer and Member of Board of
  Managers of R&A;
  Director/Trustee and President
  of The Royce Funds; Secretary
  and sole director of RFS;
  managing general partner of RMC
  (until October 2001).

John D. Diederich                           55         Vice          1997
  Member of Board of Managers,                       President
  Chief Operating Officer (since                        and
  October 2001), Chief Financial                     Treasurer
  Officer (since March 2002) and
  Managing Director of R&A; Vice
  President and Treasurer of The
  Royce Funds; Director of
  Administration of The Royce
  Funds; President of RFS.

Jack E. Fockler, Jr.                        47         Vice          1995
  Managing Director and Vice                         President
  President of R&A; Vice
  President of The Royce Funds;
  Vice President of RFS.

W. Whitney George                           48         Vice          1995
  Managing Director and Vice                         President
  President of R&A; Vice
  President of The Royce Funds.

Daniel A. O'Byrne                           44         Vice          1994
  Principal and Vice President of                    President
  R&A; Vice President of The
  Royce Funds.

NAME, ADDRESS* AND PRINCIPAL                                      OFFICER OF
OCCUPATIONS DURING PAST FIVE YEARS          AGE      OFFICE**     FUND SINCE
----------------------------------          ---      --------     ----------

John E. Denneen                             39       Secretary    April 2002
  General Counsel (Deputy General                    and Chief   and 1996 to
  Counsel prior to 2003),                          Legal Officer     2001
  Principal, Chief Legal and
  Compliance Officer and
  Secretary of R&A (since March
  2002); Secretary of The Royce
  Funds (from 1996 to 2001 and
  since April 2002); Associate
  General Counsel, Principal and
  Chief Compliance Officer of R&A
  (from 1996 to 2001) and
  Principal of Credit Suisse
  First Boston Private Equity
  (from 2001 to 2002).

Lisa Curcio                                 46         Chief         2004
  Chief Compliance Officer of The                   Compliance
  Royce Funds (since October                          Officer
  2004); Compliance Officer of
  R&A (since June 2004); Vice
  President, The Bank of New York
  (from February 2001 to June
  2004); Director of Compliance,
  Lord Abbett (from August 2000
  to February 2001); Senior Vice
  President, Lexington Asset
  Managers, Inc. (from April 1985
  to August 2000).
-----------------

 *The address of each officer is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.

**Elected by and serves at the pleasure of the Board of Directors.

STOCKHOLDER COMMUNICATIONS

     Stockholders may send written communications to the Fund's Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to 1414 Avenue of the Americas, New York, New York 10019). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must continue to meet all the requirements of Rule 14a-8. See "Additional Information - Stockholder Proposals" herein.

DIRECTOR ATTENDANCE AT STOCKHOLDER MEETINGS

     The Fund has no formal policy regarding Director attendance at stockholder meetings. None of the Fund's Independent Directors attended the 2005 Annual Meeting of Stockholders.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act of 1934, requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund's shares during the Fund's most recent fiscal year.

STOCK OWNERSHIP

     Information relating to each Director's ownership as of August 18, 2006 in the Fund and in all registered Royce Funds overseen or to be overseen by each Director is set forth below:

--------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE
                                                        OF SECURITIES IN ALL
                                                            ROYCE FUNDS
                              AGGREGATE DOLLAR       OVERSEEN BY EACH DIRECTOR
                              RANGE OF EQUITY                 IN THE
 NAME                           IN THE FUND            ROYCE FAMILY OF FUNDS
---------------------------- --------------------- -----------------------------
 Interested Director:
--------------------------- --------------------- ------------------------------
  Charles M. Royce             over $100,000              over $100,000
--------------------------- --------------------- ------------------------------
  Mark R. Fetting            $10,001 to $50,000           over $100,000
--------------------------- --------------------- ------------------------------
 Non-Interested Directors:
--------------------------- --------------------- ------------------------------
  Donald R. Dwight             $1 to $10,000              over $100,000
--------------------------- --------------------- ------------------------------
  Richard M. Galkin          $10,001 to $50,000           over $100,000
--------------------------- --------------------- ------------------------------
  Stephen L. Isaacs          $10,001 to $50,000           over $100,000
--------------------------- --------------------- ------------------------------
  William L. Koke              $1 to $10,000              over $100,000
--------------------------- --------------------- ------------------------------
  Arthur S. Mehlman          $10,001 to $50,000           over $100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE
                                                        OF SECURITIES IN ALL
                                                            ROYCE FUNDS
                              AGGREGATE DOLLAR       OVERSEEN BY EACH DIRECTOR
                              RANGE OF EQUITY                 IN THE
 NAME                           IN THE FUND            ROYCE FAMILY OF FUNDS
---------------------------- --------------------- -----------------------------
  David L. Meister                  none                  over $100,000
--------------------------- --------------------- ------------------------------
  G. Peter O'Brien           $10,001 to $50,000           over $100,000
--------------------------------------------------------------------------------

     Information regarding ownership of the Fund's shares by the Fund's Directors and officers as of the Record Date is set forth below:


                                                     AMOUNT OF
                                                 RECORD/BENEFICIAL
NAME AND ADDRESS* OF OWNER                   OWNERSHIP OF COMMON STOCK
--------------------------                   -------------------------
Interested Directors:
 Charles M. Royce                                         1,760,879
 Mark R. Fetting                                              2,227
Non-Interested Directors:
 Donald R. Dwight                                               682
 Richard M. Galkin                                            1,690
 Stephen L. Isaacs                                            1,009
 William L. Koke                                                811
 Arthur S. Mehlman                                            2,740
 David L. Meister                                              none
 G. Peter O'Brien                                             3,575
Interested Officers:
 John D. Diederich                                           19,048
 Jack E. Fockler, Jr.                                          none
 W. Whitney George                                        1,335,405
 Daniel A. O'Byrne                                            3,795
 John E. Denneen                                             10,995
 Lisa Curcio                                                   none
-----------------
* The address of each Director and officer is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.

     Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the Record Date, all Directors and officers of the Fund as a group (15 persons) beneficially owned 3,142,856 shares of the Fund's Common Stock, constituting 21.1% of the outstanding shares, and no shares of its Preferred Stock.

     As of August 18, 2006, no Independent Director or any of his immediate family members directly or indirectly owned any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).

VOTE REQUIRED

     A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE FOR ALL DIRECTOR NOMINEES.

                        FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES

     The aggregate fees paid to TW&B in connection with the annual audit of the Fund's financial statements and for services normally provided by TW&B in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2004 and December 31, 2005 were $21,300 and $22,600, respectively, including out of pocket expenses.

AUDIT RELATED FEES

     The aggregate fees paid to TW&B in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2004 and December 31, 2005 were $1,500 and $1,500, respectively. The audit-related services rendered by TW&B to the Fund consisted of the preparation of reports to a rating agency for the Preferred Stock.

TAX FEES

     The aggregate fees paid for tax-related services, including preparation of tax returns, tax compliance and tax advice, rendered by TW&B to the Fund for the fiscal years ended December 31, 2004 and December 31, 2005 were $2,500 and $2,500, respectively.

ALL OTHER FEES

     The aggregate fees billed for all other non-audit services rendered by TW&B to the Fund for the fiscal years ended December 31, 2004 and December 31, 2005 were $0 and $3,000, respectively. The non-audit services rendered by TW&B to the Fund during 2005 were in connection with the Fund's Registration Statement on Form N-2 relating to its Rights Offering. The aggregate non-audit fees billed by TW&B for services rendered to R&A and any entity controlling, controlled by, or under common control with R&A that provides ongoing services to the Fund for the fiscal years ended December 31, 2004 and December 31, 2005 were $4,000 and $7,000, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of TW&B.

     The Audit Committee has determined that the preparation of the rating agency reports and services rendered with respect to the above-referenced Registration Statement is compatible with maintaining TW&B's independence. TW&B did not provide any other professional services to the Fund or R&A for the year ended December 31, 2005. No representatives of TW&B will be present at the Meeting.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee of the Fund has adopted policies and procedures with regard to the pre-approval of audit and non-audit services. On an annual basis, at the Fund's December Audit Committee meeting, TW&B will submit a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Fund and/or R&A for the following year that require pre-approval by the Audit Committee. Such schedule will include the maximum fees that can be paid for such services without further Audit Committee approval. Any subsequent revision to pre-approved services or fees will be considered at the next regularly scheduled Audit Committee meeting. Services not presented for pre-approval at the December Audit Committee meeting will be submitted to the Chief Financial Officer of the Fund for a determination that the proposed services fit within the independence guidelines and then considered for pre-approval at the next regularly scheduled Audit Committee meeting. A proposal to commence an engagement involving audit, audit-related or tax services prior to the next regularly scheduled Audit Committee meeting shall be made in writing by the Chief Financial Officer to all Audit Committee members and include a summary of the engagement, estimated maximum cost, the category of services and the rationale for engaging the Fund's independent auditor. Such proposed engagement can be pre-approved by any Audit Committee member who is an Independent Director. Pre-approval by the Chairman of the Audit Committee is required for a proposed engagement involving non-audit services other than audit-related or tax.

                             ADDITIONAL INFORMATION

ADJOURNMENT OF MEETING; OTHER MATTERS

     In the event that sufficient votes in favor of Proposal 1 in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

     While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes") and the shares as to which Proxies are returned by record stockholders but which are marked "abstain" on any matter will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

ADDRESS OF INVESTMENT ADVISER

     R&A's principal office is located at 1414 Avenue of the Americas, New York, New York 10019.

ANNUAL REPORT DELIVERY

     THE FUND'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2005 WAS PREVIOUSLY MAILED TO ITS STOCKHOLDERS AND THE SEMI-ANNUAL REPORT TO STOCKHOLDERS FOR THE SIX MONTHS ENDED JUNE 30, 2006 WILL BE MAILED TO STOCKHOLDERS IN LATE AUGUST 2006. COPIES OF THE ANNUAL REPORT ARE AVAILABLE, AND COPIES OF THE SEMI-ANNUAL REPORT WILL BE AVAILABLE IN LATE AUGUST, UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1414 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019 OR CALLING TOLL FREE AT 1-800-221-4268. ALL PUBLICLY RELEASED MATERIAL INFORMATION IS ALWAYS DISCLOSED BY THE FUND ON ITS WEBSITE AT WWW.ROYCEFUNDS.COM.
-------------------

STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Fund's 2007 Annual Meeting of Stockholders must be received by the Fund by April 27, 2007 for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented and the Fund's 2007 Annual Meeting of Stockholders must be in writing and received at the Fund's principal executive office between April 27, 2007 and May 27, 2007. Written proposals should be sent to the Secretary of the Fund, 1414 Avenue of the Americas, New York, New York 10019.

PROXY DELIVERY

     If you and another shareholder share the same address, the Fund may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write the Fund if you wish to receive a separate copy of the proxy statement and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you receive multiple copies now, and wish to receive a single copy in the future. For such requests, please call 1-800-221-4268, or write the Fund at 1414 Avenue of the Americas, New York, New York 10019.

     PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                          By order of the Board of Directors,

                                          John E. Denneen
                                          Secretary

Dated: August 25, 2006

                                                            P/S SKU#002CS-12090

                             ROYCE FOCUS TRUST, INC.
PROXY                                                                      PROXY
                                  Common Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on August 18, 2006 at the Annual Meeting of Stockholders of Royce Focus Trust, Inc. to be held on September 28, 2006, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

--------------------------------       --------------------------------

--------------------------------       --------------------------------

--------------------------------       --------------------------------

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

---------------------------------------------
ROYCE FOCUS TRUST, INC.

---------------------------------------------

                                                  With-            For All
                                For               hold             Except
                                /  /              /  /             /  /

1. ELECTION OF DIRECTORS
                                Charles M. Royce and G. Peter O'Brien

                                INSTRUCTION: IF YOU DO NOT WISH YOUR SHARES
                                VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.   Date:        Mark box at the right              [ ]
                                                           if an address change
                                                           or comment has been
                                                           noted on the reverse
                                                           side of this card.

Stockholder sign here          Co-owner sign here          RECORD DATE SHARES:

---------------------          ------------------          -----------------
                                                           CONTROL NUMBER:

                                                           -----------------

                             ROYCE FOCUS TRUST, INC.
PROXY                                                                      PROXY
                        6.00% Cumulative Preferred Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 6.00% Cumulative Preferred Stock of the Fund held of record by the undersigned on August 18, 2006 at the Annual Meeting of Stockholders of Royce Focus Trust, Inc. to be held on September 28, 2006, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

--------------------------------       --------------------------------

--------------------------------       --------------------------------

--------------------------------       --------------------------------

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

---------------------------------------------
ROYCE FOCUS TRUST, INC.

---------------------------------------------

                                                 With-            For All
                                 For             hold             Except
                                 /  /            /  /             /  /

1. ELECTION OF DIRECTORS

                                Charles M. Royce, G. Peter O'Brien, Stephen L. Isaacs and David L. Meister

                                INSTRUCTION: IF YOU DO NOT WISH YOUR SHARES
                                VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.   Date:        Mark box at the right              [ ]
                                                           if an address change
                                                           or comment has been
                                                           noted on the reverse
                                                           side of this card.

Stockholder sign here          Co-owner sign here          RECORD DATE SHARES:

---------------------          ------------------          -----------------
                                                           CONTROL NUMBER:

                                                           -----------------